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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       Date of report September 18, 1998
                (Date of earliest event reported: July 6, 1998)


                                   VERIO INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                0-24219                                84-1339720
       (Commission File Number)            (I.R.S. Employer Identification No.)

 8005 SOUTH CHESTER STREET, SUITE 200,                    80112
          ENGLEWOOD, COLORADO                          (Zip Code)
(Address of Principal Executive Offices)


                                 (303) 645-1900
              (Registrant's Telephone Number, Including Area Code)





                                With a copy to:
                             Gavin B. Grover, Esq.
                            Morrison & Foerster LLP
                               425 Market Street
                            San Francisco, CA 94105
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     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

         NTX, Inc.
              Balance Sheet
                     June 30, 1998
              Statement of Operations,
                     Nine Months Ended June 30, 1998
              Statement of Stockholders' Deficit,
                     Nine Months Ended June 30, 1998
              Statement of Cash Flows,
                     Nine Months Ended June 30, 1998
              Notes to Financial Statements,
                     June 30, 1998

     (b) Pro Forma Financial Information.

         Required pro forma financial information was filed under cover of Form 10-Q on August 13, 1998

     (c) Exhibits.

         23.1 Consent of Independent Auditors

                          INDEPENDENT AUDITORS' REPORT




THE BOARD OF DIRECTORS
VERIO INC.:


We have audited the accompanying balance sheet of NTX, Inc. as of June 30, 1998, and the related statements of operations, stockholders' deficit, and cash flows for the nine months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NTX, Inc. as of June 30, 1998, and the results of its operations and its cash flows for the nine months then ended, in conformity with generally accepted accounting principles.




                                                     KPMG PEAT MARWICK LLP

Denver, Colorado
August 5, 1998

NTX, INC.

BALANCE SHEET

JUNE 30, 1998


--------------------------------------------------------------------------------

ASSETS

Current assets:
    Cash                                                                                                 $    91,373
    Restricted cash                                                                                          537,572
    Receivables:
       Trade, net of allowance for doubtful accounts of $337,063                                           1,080,965
       Other                                                                                                  25,000
    Prepaid expenses and other                                                                                20,523
                                                                                                           ---------

              Total current assets                                                                         1,755,433

Equipment and leasehold improvements, net (note 2)                                                           525,942
Other assets, net                                                                                             21,231
                                                                                                           ---------

              Total assets                                                                               $ 2,302,606
                                                                                                           =========

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
    Accounts payable                                                                                     $   721,248
    Accrued liabilities                                                                                      346,370
    Deferred revenue                                                                                       1,904,564
                                                                                                           ---------

              Total current liabilities                                                                    2,972,182
                                                                                                           ---------

Stockholders' deficit (note 3):
    Common stock, no par value, 4,210,524 shares authorized,
       issued and outstanding                                                                              3,640,000
    Accumulated deficit                                                                                   (4,309,576)
                                                                                                           ---------

              Total stockholders' deficit                                                                   (669,576)
                                                                                                           ---------

Commitments (note 4)

              Total liabilities and stockholders' deficit                                                $ 2,302,606
                                                                                                           =========


See accompanying notes to financial statements.

NTX, INC.

STATEMENT OF OPERATIONS

NINE MONTHS ENDED JUNE 30, 1998

--------------------------------------------------------------------------------

Revenue:
    Web hosting                                                                                      $  3,552,716
    Domain name registration                                                                            2,733,506
    Other                                                                                                 316,320
                                                                                                       ----------

              Total revenue                                                                             6,602,542
                                                                                                       ----------

Costs and expenses:
    Operating                                                                                           1,315,039
    Selling, general and administrative                                                                 5,750,785
    Stock-based compensation (note 3)                                                                   3,640,000
    Depreciation and amortization                                                                         124,818
                                                                                                       ----------

              Total costs and expenses                                                                 10,830,642
                                                                                                       ----------

              Loss from operations                                                                     (4,228,100)
                                                                                                       ----------

Other income (expense):
    Interest income                                                                                         6,131
    Interest expense                                                                                         (380)
                                                                                                       ----------

              Net loss                                                                               $ (4,222,349)
                                                                                                       ==========


See accompanying notes to financial statements.

NTX, INC.

STATEMENT OF STOCKHOLDERS' DEFICIT

NINE MONTHS ENDED JUNE 30, 1998

--------------------------------------------------------------------------------

                                                                                                      Total
                                            Members'         Common            Accumulated         stockholders'
                                            deficit          stock               deficit              deficit
                                            --------         -------           -----------         -------------
BALANCES AT OCTOBER 1,
    1997                                   $(160,936)               -                   -            (160,936)

Contributions from
    members                                   73,709                -                   -              73,709
Issuance of common stock in
    connection with
    reincorporation                           87,227                -             (87,227)                  -
Stock-based compensation
    expense (note 3)                               -        3,640,000                   -           3,640,000
Net loss                                           -                -          (4,222,349)         (4,222,349)
                                             -------        ---------           ---------           ---------

BALANCE AT JUNE 30, 1998                   $       -        3,640,000          (4,309,576)           (669,576)
                                             =======        =========           =========           =========


See accompanying notes to financial statements.

NTX, INC.

STATEMENT OF CASH FLOWS

NINE MONTHS ENDED JUNE 30, 1998

--------------------------------------------------------------------------------

Cash flows from operating activities:
    Net loss                                                                                          $(4,222,349)
    Adjustments to reconcile net loss to net cash provided by operating activities:
          Depreciation and amortization                                                                   124,818
          Provision for bad debts                                                                         259,499
          Stock-based compensation expense                                                              3,640,000
          Changes in operating assets and liabilities:
              Trade and other accounts receivable                                                      (1,118,363)
              Prepaid expenses and other                                                                  (20,523)
              Accounts payable                                                                            434,822
              Accrued liabilities                                                                         209,994
              Deferred revenue                                                                          1,469,194
              Other assets, net                                                                           (21,231)
                                                                                                        ---------

                 Net cash provided by operating activities                                                755,861
                                                                                                        ---------

Cash flows from investing activities:
    Purchases of equipment and leasehold improvements                                                    (419,386)
    Restricted cash                                                                                      (461,841)
                                                                                                        ---------

              Net cash used by investing activities                                                      (881,227)
                                                                                                        ---------

Cash flows from financing activities - contributions from members                                          73,709
                                                                                                        ---------

              Net decrease in cash                                                                        (51,657)

Cash at the beginning of period                                                                           143,030
                                                                                                        ---------

Cash at end of period                                                                                 $    91,373
                                                                                                        =========


See accompanying notes to financial statements.

NTX, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1998

--------------------------------------------------------------------------------

(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         ORGANIZATION AND BASIS OF PRESENTATION

         NTX, Inc. d/b/a TABNet (the Company), was incorporated as a subchapter S Corporation in the State of California on November 24, 1997. Prior to incorporation as a subchapter S Corporation, the Company was operating as NTX, L.L.C., a limited liability corporation. All assets and liabilities of the L.L.C. were contributed to the Company upon incorporation and recorded at historical cost. The Company provides web hosting and domain name registration services to customers primarily in the United States.

         Effective July 7, 1998, Verio Inc. acquired 100% of the outstanding common stock of the Company.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.

         RESTRICTED CASH

         Restricted cash represents the retained portion of customer payments by the Company's credit card merchant bank processors and is restricted for a period of approximately six months after each payment transaction.

         EQUIPMENT AND LEASEHOLD IMPROVEMENTS

         Equipment and leasehold improvements are recorded at cost, less accumulated depreciation. Depreciation is recorded over the estimated useful lives of the assets ranging from 3 to 5 years using the straight-line method. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the asset. Costs for normal repairs and maintenance are expensed as incurred.

         LONG-LIVED ASSETS

         The Company evaluates the carrying value of its long-lived assets under the provisions of Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of (Statement No. 121). Statement No. 121 requires impairment losses to be recognized on long-lived assets used in operations, including goodwill, when indications of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets' carrying amount. If such assets are impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs to sell.

NTX, INC.

NOTES TO FINANCIAL STATEMENTS, CONTINUED

--------------------------------------------------------------------------------

         REVENUE RECOGNITION

         Web hosting and domain name registration revenue is recognized as the services are provided. Set-up fees are recognized when installation is completed. The Company records deferred revenue for accounts billed and/or collected in advance.

         INCOME TAXES

         No provision for income taxes has been included in the accompanying financial statements for the nine months ended June 30, 1998 due to the Company's status as a limited liability corporation and subchapter S Corporation. Accordingly, net losses for the period were included in the respective individual tax returns of the members and stockholders.

         STOCK-BASED COMPENSATION

         The Company accounts for its stock-based employee compensation using the intrinsic value based method prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations (APB 25). The Company has no options outstanding at June 30, 1998, and no formal stock option plan in place. The Company will provide the pro forma disclosures of net loss as if the fair value based method of accounting for the stock-based compensation, as prescribed by Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation (SFAS 123), had been applied, in the future as applicable.

         CONCENTRATION OF CREDIT RISK AND FINANCIAL INSTRUMENTS

         Statement of Financial Accounting Standards No. 107 requires disclosure about fair value for all financial instruments whether or not recognized for financial statement purposes. Management estimates that the fair values of all financial instruments as of June 30, 1998 approximate their carrying amounts based on their terms and interest rates. The use of different market assumptions and/or estimation methodologies may have a significant effect on the estimated fair values.

 (2)     EQUIPMENT AND LEASEHOLD IMPROVEMENTS

         Equipment and leasehold improvements consisted of the following at June 30, 1998:

                Internet and computer equipment                                               $ 668,307
                Furniture and leasehold improvements                                             52,396
                                                                                                -------
                                                                                                720,703
                       Less accumulated depreciation                                           (194,761)
                                                                                                -------

                                                                                              $ 525,942
                                                                                                =======

NTX, INC.

--------------------------------------------------------------------------------

 (3)     STOCKHOLDERS' DEFICIT

         During the nine months ended June 30, 1998, the Company granted rights to acquire a specific percentage ownership in the Company to four employees as compensation. The Company recorded stock-based compensation expense of $3,640,000 which, in the opinion of the Company's Board of Directors, represented fair value at the date of grant.

 (4)     COMMITMENTS

         The Company leases its facilities under long-term operating leases expiring at various dates through 2003. Future minimum lease payments consist of the following at June 30, 1998:

                Year ending June 30:
                    1999                                                                      $ 120,148
                    2000                                                                         70,188
                    2001                                                                         23,610
                    2002                                                                         22,920
                    2003                                                                         19,100
                                                                                                -------

                             Total minimum lease payments                                     $ 255,966
                                                                                                =======

         Rent expense totaled $78,688 for the nine months ended June 30, 1998.

         The Company has entered into marketing agreements for internet search engines and an agreement which provides for internet access. Future payments under these noncancelable agreements as of June 30, 1998 are as follows:

                Year ending June 30:
                    1999                                                                    $ 4,672,300
                    2000                                                                      1,438,500

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VERIO INC.

                                              By: /s/ CARLA HAMRE DONELSON
                                                  ------------------------
                                                   Carla Hamre Donelson
                                                   Vice President, General
                                                   Counsel and Secretary

Dated:   September 18, 1998

                                 EXHIBIT INDEX



     Exhibit No.                     Description
     -----------                     -----------

     23.1                  Consent of Independent Auditors
